CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


 ..........................Tax Exempt Proceeds Fund, Inc.........................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
            1)  Title of each class of securities to which transaction applies:
            ....................................................................
            2)  Aggregate number of securities to which transaction applies:
            ....................................................................
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            4)  Proposed  maximum  aggregate value of  transaction:
            5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)  Amount Previously Paid:
            ....................................................................
            2)  Form, Schedule or Registration Statement No.:

            3)  Filing Party:

            4)  Date Filed:



727785.1

                         TAX EXEMPT PROCEEDS FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 9, 1998


--------------------------------------------------------------------------------



600 Fifth Avenue
New York, New York 10020
(800) 221-3079


A Special Meeting of Shareholders of Tax Exempt Proceeds Fund, Inc. (the "Fund"), will be held at 2:00 P.M. on July 9, 1998 at the offices of the Treasurer of the State of Connecticut, 55 Elm Street, 7th Floor, Hartford, Connecticut for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated June 5, 1998.

1.   To elect directors;
2. To ratify the selection of McGladrey & Pullen LLP, independent public accountants, to audit the accounts of the Corporation for the fiscal year ending June 30, 1999; and
3.   To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on May 29, 1998 are entitled to notice of, and to vote at, the meeting.


                                              By Order of the Board of Directors
                                              BERNADETTE N. FINN, Secretary

New York, New York
June 5, 1998


--------------------------------------------------------------------------------



YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE MANAGER OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                              PROXY STATEMENT                                                              PAGE

Introduction ................................................................................................1

Proposal I:  Election of Directors ..........................................................................2

Proposal II:  Ratification or Rejection of Selection of Independent Accountants..............................4

Other Matters................................................................................................5

                         TAX EXEMPT PROCEEDS FUND, INC.

600 FIFTH AVENUE
NEW YORK, NEW YORK 10020
                                 PROXY STATEMENT
                                  INTRODUCTION

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tax Exempt Proceeds Fund, Inc. (the "Fund") for use at a Special Meeting of Shareholders to be held at the offices of the Treasurer of the State of Connecticut, 55 Elm Street, 7th Floor, Hartford, Connecticut on July 9, 1998 at 2:00 P.M. The purpose of this Special Meeting of the Shareholders of the Fund (the "Meeting") is to elect two directors. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone, or personal interviews by officers and representatives of the Fund. The expenses in connection with preparing and mailing this statement and the material accompanying it and of such supplemental solicitations will be borne by Reich & Tang Asset Management L.P., the investment manager to the Fund (the "Manager"). This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about June 5, 1998.

The outstanding shares of common stock of the Fund as of the close of business on May 29, 1998 consisted of 205,178,811 shares of common stock of the Fund, each whole share being entitled to one vote and each fraction of a share being entitled to a proportionate fraction of a vote. Only shareholders of record at the close of business on May 29, 1998 are entitled to vote at the meeting. Any shareholder may revoke his proxy at any time prior to its exercise by a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Fund at its principal executive office, 600 Fifth Avenue, New York, New York 10020, and be received prior to the meeting to be effective, or by signing another proxy of a later date, or by personally casting his vote at the meeting of shareholders.

One-third of the outstanding shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the meeting although more than one-third of the outstanding shares may be required to be present to vote.

The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The management of the Fund must determine that any such adjournment and additional solicitation is reasonable and in the best interest of the shareholders. Factors which the management considers in its determination are: the percentage of votes actually cast, the percentage of actual negative votes, the reason for the adjournment and the cost of further solicitation.

Any signed proxy will be voted in favor of the proposal unless a choice is indicated to vote against or to abstain from voting on the proposal. An abstention will have the same legal effect as a vote against such proposal. According to the New York Stock Exchange, Inc. rules the proposal is considered "discretionary" and brokers that are record or nominee holders of shares of the Fund who have received no instructions from their clients may have discretion to vote on this matter. Absent voting by the particular beneficial owners of such shares, such "broker votes" will be considered as votes cast in determining the outcome of the proposals.

As of May 29, 1998 the following persons or entities owned as much as 5% of the indicated Fund's outstanding shares:

Name & Address                              % of Shares      Nature of Ownership
--------------                              -----------      -------------------

State of Connecticut
Inter-Agency/Intra-Agency Grts 1169
55 Elm Street
Hartford, CT 06106-1764                         018.95             Record

State of CT Office of the Treasurer
Local Bridge Program #6301
55 Elm Street
Hartford, CT 06106-1764                         013.89             Record

As of May 29, 1998, the officers and directors of the Fund, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the total outstanding shares of the Fund.

PROPOSAL I: ELECTION OF DIRECTORS

The Board of Directors has approved the nominations of Francesco Mancini and Harold Johnson, Jr. for election as members to serve on the Board of Directors. Francesco Mancini and Harold Johnson, Jr. have indicated that they will serve if elected, but if one or both of them should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the proxy in accordance with their judgment.

There are two nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the two nominees currently proposed to serve on the Board of Directors.

The following table provides information concerning each of the five members of the Board of Directors of the Fund, including Francesco Mancini and Harold Johnson, Jr. as nominees to serve as directors until their successors are duly qualified and elected:

                                                                                                    Shares of Common
                                                                                                   Stock Beneficially
                              Principal Occupation                                                  Owned Directly or
Name and Office                During Past 5 Years                            Director              or Indirectly on
  with the Fund            Other Directorships and Age                          Since               May 29, 1998 (*)
  -------------            ---------------------------                          -----               ----------------
Marian R. Chertow, 43    Director and Administrator of Programs
Director                 of Partnership for Environmental
                         Management - Yale School of Forestry
                         and Environmental Studies at Yale
                         University since January 1990.                       inception                  -0-

John C. Richmond, 74     Deputy Treasurer - Debt Management
Director                 for the State of Connecticut from
                         March 1975 until his retirement in
                         June 1987.                                           inception                  -0-

Glenn S. Klocko, 43      Comptroller, City of Bristol, Connecticut
Director                 since May 1998.  Formerly Director of
                         Finance, Town of Avon, Connecticut
                         from May 1988 to May 1998.
                                                                             December 1990               -0-

Francesco Mancini, 31**  Assistant Treasurer - Financial Reporting &
Nominee for Director     Controls and Investment Officer
                         Office of the State Treasurer (1996 to present).
                         Senior Vice President   and Chief
                         Credit Officer of Founders Bank
                         (1994-1995).  Audit Manager,
                         Coopers & Lybrand (1989-1994).                          --                      -0-

Harold Johnson, Jr. , 51** Principal Investment Officer - STIF,
Nominee for Director       Office of the Treasurer since 1981
                                                                                 --                      -0-

* The holdings of no director or nominee represented more than 1% of the outstanding shares of the Fund.
** An "interested" person within the meaning of section 2(a)(19) of the Investment Company Act of 1940.

There are no material pending legal proceedings, to which any director or nominee to director or affiliated person of such director or nominee is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund and of its affiliated persons.

The officers of the Fund are chosen each year at the December meeting of the Board of Directors of the Fund to hold office until the following December meeting of the Board of Directors and are chosen and qualified. The Board of Directors has elected officers of the Fund. Except when dates of service are noted, all officers listed below served as such throughout the 1997 fiscal year. The following sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:


      Name and
Principal Occupation                                   Office                   Age                   Officer Since
--------------------                                   ------                   ---                   -------------
Steven W. Duff - President of                      President; Chief              43                   December 1994
the Reich & Tang Mutual Funds Division             Executive Officer
of the Manager since September 1994.
Mr. Duff was formerly director of Mutual
Fund Administration at NationsBank which
he was associated with from June 1981 to
August 1994.

Bernadette N. Finn - Vice President of the             Secretary                 50                     1989
Reich & Tang Mutual Funds Division of the
Manager since September 1993.  Ms. Finn
was formerly Vice President and Assistant
Secretary of Reich & Tang, Inc. with which
she was associated with from September 1970
to September 1993.

Molly Flewharty - Vice President of Reich & Tang    Vice President               47                     1989
Mutual Funds Division of the Manager since
September 1993.  Ms. Flewharty was formerly
Vice President of Reich & Tang, Inc. with which
she was associated with from December 1987 to
September 1993.

Dana E. Messina - Executive Vice President          Vice President               41                     1989
of the Reich & Tang Mutual Funds Division
of the Manager since January 1995 and Vice
President from September 1993 to December 1994.
Ms. Messina was formerly Vice President of
Reich & Tang, Inc. with which she was associated
with from December 1980 to September 1993.

Richard De Sanctis -  Treasurer of the Manager         Treasurer                 41                     1993
since September 1993.  Mr. De Sanctis was
formerly Controller of Reich & Tang, Inc. from
January 1991 to September 1994 and Vice
President and Treasurer of Cortland Financial
Group, Inc. and Vice President of Cortland
Distributors, Inc. from 1989 to 1991.



The business address of the Fund and its officers and directors is 600 Fifth Avenue, New York, New York 10020.

The Fund has a standing Audit Committee presently consisting of John C. Richmond, Marion R. Chertow, and Glenn S. Klocko, all of whom are members of the Board of Directors and are currently non-interested persons of the Fund. The principal functions of the Fund's Audit Committee are to recommend to the Board the appointment of the Fund's auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. During the last fiscal year the Board of Directors met four times. The Audit Committee met one time. Each Director attended at least 50% of the meetings of the Board and a majority of the members of the Audit Committee attended the one meeting during the last fiscal year. The Fund has no compensation or similar committees.

No remuneration was paid by the Fund to persons who were directors, officers or employees of Reich & Tang Asset Management L.P. or any affiliate thereof for their services as officers of the Fund. Each disinterested director of the Fund is entitled to receive a fee of $1,000 per year plus $375 for each Board of Directors' meeting attended by him.

                                       Directors' Compensation Table
                                     For the Fiscal Year Ended 6/30/97


                                        Directors'             Total Directors'
                                       Compensation              Compensation*
                                       ------------              -------------
Marion R. Chertow.................          $2,500                   $2,500
Glenn S. Klocko...................            -0-                      -0-
John C. Richmond..................          $2,500                   $2,500

*None of the Directors received any pension or retirement benefits from the Fund or the Fund Complex. The Fund Complex consists of eighteen investment companies (including the Fund) for which Reich & Tang Asset Management L.P.
acts as investment advisor.

Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Fund present or represented by proxy at the Meeting.

The Board of Directors recommends that the shareholders of the Fund approve the election of directors.

PROPOSAL II:  RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors recommends that the shareholders ratify the selection of McGladrey & Pullen LLP, independent public accountants, to audit the accounts of the Fund for the fiscal year ending June 30, 1999. The Board of Directors considers McGladrey & Pullen LLP to be well qualified and recommends a vote FOR the proposal to ratify the appointment of McGladrey & Pullen LLP. Further, McGladrey & Pullen LLP does not have any direct financial interest or any material indirect financial interest in the Fund.

A representative of McGladrey & Pullen LLP is not expected to be present at the shareholders' meeting. If the shareholders do not ratify the Board's recommendation, the Board will submit another proposal to the shareholders with a recommendation for independent public accountants. The ratification of selection of Independent Accountants requires the approval of a majority present at the meeting in person or by proxy.

For the fiscal year ended June 30, 1997, Coopers & Lybrand LLP audited the accounts of the Fund. For the fiscal year ending June 30, 1998, McGladrey & Pullen LLP will audit the accounts of the Fund.

OTHER MATTERS

As a Maryland corporation, the Fund is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

The management does not know of any matters to be presented at this Special Meeting of Shareholders other than those mentioned in this Proxy Statement. If any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

The Distributor of the Fund is Reich & Tang Distributors, Inc. located at 600 Fifth Avenue, New York, New York 10020. The Manager of the Fund also serves as administrator to the Fund and is located at the same address.


THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER UPON REQUEST. ALL REQUESTS SHOULD BE SENT TO 600 FIFTH AVENUE, NEW YORK, NY 10020, 1-800-221-3079.

                                              By Order of the Board of Directors



                                              BERNADETTE N. FINN, Secretary


June 5, 1998


                      TAX EXEMPT PROCEEDS FUND, INC. PROXY


THIS PROXY IS SOLICITED BY THE BOARD OF Directors of the Tax Exempt Proceeds Fund, Inc. (the "Fund"), for use at a Special Meeting of Shareholders to be held at the offices of the State of Connecticut, 55 Elm Street, Hartford, Connecticut 06106 on July 9, 1998 at 2:00 p.m. Eastern Standard Time.

The undersigned hereby appoints Bernadette N. Finn and Irene Ward, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the following matter:

Please mark each box in blue or black ink.

PROPOSAL I.    Proposal to elect Francesco Mancini and Harold Johnson, Jr.
               as members of the Board of Directors.


                           FOR               AGAINST           ABSTAIN
Francesco Mancini          / /               / /               / /

                           FOR               AGAINST           ABSTAIN
Harold Johnson, Jr.        / /               / /               / /


PROPOSAL II.  Proposal to ratify the selection of McGladrey & Pullen LLP, independent public accountants, to audit the accounts of the Fund.

              FOR / /      AGAINST / /      ABSTAIN / /

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR both Proposal I and II.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN PROMPTLY in the envelope provided.

                            -------------------------------------

                            -------------------------------------
                            Sign here exactly as name(s) appears hereon

                            ---------------------
                            Dated

                       IMPORTANT: Joint owners must EACH sign.  When signing as
                                     attorney, executor, administrator, trustee,
                                      guardian or corporate officer, please give your full title as such.